UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06024

Exact name of registrant as specified in charter:	Aberdeen Indonesia Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Item 1. Reports to Stockholders.

Aberdeen Indonesia Fund, Inc.

Annual Report

December 31, 2013

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Letter to Shareholders (unaudited)

December 31, 2013

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Indonesia Fund, Inc. (the “Fund”) for the twelve-month period ended December 31, 2013. The Fund’s primary investment objective is long-term capital appreciation with income as a secondary objective, which the Fund seeks to achieve by investing primarily in Indonesian equity and debt securities.

Total Return Performance

For the year ended December 31, 2013, the total return to shareholders of the Fund net of fees, based on the net asset value (“NAV”) of the Fund was (19.1%), assuming reinvestment of dividends and distributions versus a return of (23.1%) for the Fund’s benchmark, the MSCI Indonesia Index (“MSCI Indonesia Index”). The Fund’s total return for the year ended December 31, 2013 is based on the reported NAV on period end.

Share Price and NAV

For the year ended December 31, 2013, based on market price, the Fund’s total return was (17.4%), assuming reinvestment of dividends and distributions. The Fund’s share price decreased (29.2%) over the twelve months, from $11.67 on December 31, 2012 to $8.26 on December 31, 2013. The Fund’s share price on December 31, 2013 represented a discount of 8.7% to the NAV per share of $9.05 on that date, compared with a discount of 10.6% to the NAV per share of $13.05 on December 31, 2012.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the fiscal year ended December 31, 2013 and fiscal year ended December 31, 2012, the Fund did not repurchase any shares through this program.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeenif.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, conduct portfolio charting and other timely data.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Please ensure that you are enrolled in our email services, which feature timely news from Aberdeen portfolio managers located around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. Please note that Aberdeen does not share our shareholder information with any other organizations.

Please contact Aberdeen Asset Management Inc. by:

•                  calling toll free at 1-866-839-5205 in the United States;

•                  emailing InvestorRelations@aberdeen-asset.com;

•                  visiting Aberdeen Closed-End Fund Center at http://www.aberdeen-asset.us/aam.nsf/usclosed/home;

•                  visiting www.aberdeenif.com.

Yours sincerely,

Christian Pittard

President

All amounts are U.S. dollars unless otherwise stated.

Aberdeen Indonesia Fund, Inc.	1

Report of the Investment Adviser (unaudited)

December 31, 2013

Market/Economic Review

The Indonesian stock market fell sharply during the 2013 calendar year amid high volatility. Equities initially rose with healthy gross domestic product (GDP) growth, underpinned by robust foreign buying that propelled the market benchmark to successive highs. Market sentiment was then roiled by worries that the U.S. Federal Reserve (Fed) would curtail its bond-buying program in view of the recovering U.S. economy, triggering a major correction in June. Subsequently, the surprise decision of the Fed to postpone tapering of its monetary easing policy led to a sharp rebound. However, continued worries over the current account deficit, inflation and slowing growth overshadowed this news and led to capital outflows from the Indonesian market. The rupiah depreciated sharply over the year, despite the central bank’s numerous rate hikes to fight inflation. The government also took other measures to boost foreign investment and curtail imports, such as increasing the level of ownership allowed for overseas investors in companies, and raising taxes on luxury goods.

Fund Performance Review

The Aberdeen Indonesia Fund’s performance for the reporting period was bolstered by positive stock selection in consumer and industrial names.

The strongest individual consumer stock performers included Multi Bintang, Sepatu Bata, and Unilever Indonesia. All three companies continued to report strong growth in their respective core businesses, which subsequently translated into good earnings momentum, but was slightly pared by cost pressures. Positive contributors in the industrial sector were led by Wintermar Offshore Marine, which benefited from higher demand for its vessels, supported by its fleet extension, while also profiting from a stronger U.S. dollar.

Conversely, detractors from Fund performance included Bank OCBC NISP, as its share price declined despite its healthy fundamentals,* with loan growth and asset quality still robust, in our view. Holcim

Indonesia was another detractor as the cement maker was weighed down by higher interest costs for its U.S. dollar loans. However, we believe the operational numbers were still encouraging. The underweight relative to the benchmark MSCI Indonesia Index in Telekomunikasi Indonesia also detracted from Fund performance.

Outlook

The Indonesian stock market began 2014 showing signs of a recovery on the back of improved domestic economic data. Furthermore, GDP for 2013 expanded by 5.8%, and recent trade data indicated a robust surplus on the back of higher exports from the weaker rupiah. Inflationary pressures, however, from the cut in fuel subsidies and weaker currency may mean that there will be further interest rate hikes.

A new law to halt the export of unprocessed mineral ores (less of an impact on copper exports for now) was implemented in January 2014, to force companies to invest in processing facilities and add more value, rather than exporting raw mineral ores. The short-term effect of lower commodities exports is intended to lead to more refined mineral exports in the coming years; however, this result rests upon firms following through on plans to invest in multi-billion dollar smelting plants. On the political front, there are elections to be held in mid-July, which will challenge the government’s resolve to stick to its reforms, especially the unpopular subsidy cuts. Although this is a difficult period for the country, we believe it has many positive attributes for future growth, such as its favorable demographics and natural-resource wealth. We continue to select companies that we think will benefit from these long-term trends and have the financial strength and capable management to weather the current transitional period.

Aberdeen Asset Management Asia Limited

*Fundamentals include metrics such as returns on equity, operating margins, and cash-flow generation.

2	Aberdeen Indonesia Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Computershare Trust Company, N.A., the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This may be a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Portfolio Summary (unaudited)

December 31, 2013

The following chart summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of December 31, 2013, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard sectors, are comprised of several industry groups.

Aberdeen Indonesia Fund, Inc.	3

Top Ten Holdings (unaudited)

December 31, 2013

	Holding	Sector	Percent of Net Assets
1.	PT Bank OCBC NISP Tbk	Commercial Banks	11.3%
2.	Jardine Cycle & Carriage Limited	Distributors	9.5%
3.	PT Bank Permata Tbk	Commercial Banks	9.5%
4.	PT Holcim Indonesia Tbk	Construction Materials	6.6%
5.	M.P. Evans Group PLC	Food Products	5.9%
6.	PT Unilever Indonesia Tbk	Household Products	5.3%
7.	PT Multi Bintang Indonesia Tbk	Beverages	5.1%
8.	PT Astra International Tbk	Automobiles	5.1%
9.	PT Mandom Indonesia Tbk	Personal Products	4.8%
10.	PT Vale Indonesia Tbk	Metals & Mining	4.7%

Total Investment Return (unaudited)

December 31, 2013

The following table summarizes Fund performance compared to the MSCI Indonesia index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods annualized ended December 31, 2013.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	(19.09)%	(1.16)%	24.14%	16.10%
Market Value	(17.42)%	(1.60)%	24.54%	12.64%
MSCI Indonesia Index	(23.10)%	(4.84)%	21.43%	18.64%

Aberdeen Asset Management Asia Limited may waive fees and/or reimburse expenses, but has made no determination to do so. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Total investment return at market value is based on changes in the market price at which the shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total return is based on the reported NAV on each annual period. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The ratio of expenses to average net assets is 1.43%.

4	Aberdeen Indonesia Fund, Inc.

Portfolio of Investments

December 31, 2013

No. of Shares	Description	Value
EQUITY SECURITIES—111.3%
LONG-TERM EQUITY SECURITIES—111.3%
INDONESIA—101.8%
AUTOMOBILES—5.1%
7,831,610	PT Astra International Tbk(a)	$ 4,386,123
BEVERAGES—5.1%
44,500	PT Multi Bintang Indonesia Tbk	4,387,839
CAPITAL MARKETS—0.6%
1,386,000	PT Saratoga Investama Sedaya(a)(b)	549,666
COMMERCIAL BANKS—24.1%
3,610,000	PT Bank Central Asia Tbk(a)	2,855,717
109,330,884	PT Bank OCBC NISP Tbk(b)	9,702,330
78,393,816	PT Bank Permata Tbk(b)	8,116,369
		20,674,416
CONSTRUCTION MATERIALS—8.4%
30,050,500	PT Holcim Indonesia Tbk(a)	5,625,575
991,000	PT Indocement Tunggal Prakarsa Tbk(a)	1,632,435
		7,258,010
DIVERSIFIED TELECOMMUNICATION SERVICES—6.8%
16,152,800	PT Telekomunikasi Indonesia Persero Tbk(a)	2,858,866
6,928,000	PT XL Axiata Tbk(a)	2,964,005
		5,822,871
FOOD & STAPLES RETAILING—1.3%
5,474,000	PT Hero Supermarket Tbk(a)(b)	1,093,204
FOOD PRODUCTS—8.8%
655,240	M.P. Evans Group PLC(c)	5,099,710
958,000	Petra Foods Limited	2,444,439
		7,544,149
GAS UTILITIES—2.8%
6,625,500	PT Perusahaan Gas Negara Persero Tbk(a)	2,442,244
HOUSEHOLD PRODUCTS—5.3%
2,118,000	PT Unilever Indonesia Tbk(a)	4,537,466
MACHINERY—3.0%
1,650,000	PT United Tractors Tbk(a)	2,582,712
MARINE—2.6%
39,567,844	PT Wintermar Offshore Marine Tbk(a)	2,209,588
METALS & MINING—4.7%
18,668,500	PT Vale Indonesia Tbk(a)	4,072,622
MULTILINE RETAIL—2.1%
20,983,000	PT Ramayana Lestari Sentosa Tbk(a)	1,829,204
OIL, GAS & CONSUMABLE FUELS—4.0%
1,454,500	PT Indo Tambangraya Megah(a)	3,413,233
PERSONAL PRODUCTS—4.8%
4,179,000	PT Mandom Indonesia Tbk	4,086,286

See Notes to Financial Statements.

Aberdeen Indonesia Fund, Inc.	5

Portfolio of Investments (concluded)

December 31, 2013

No. of Shares	Description	Value
EQUITY SECURITIES (continued)
LONG-TERM EQUITY SECURITIES (continued)
INDONESIA (continued)
PHARMACEUTICALS—2.3%
125,000	PT Merck Tbk	$ 1,941,249
SPECIALTY RETAIL—3.0%
53,812,000	PT Ace Hardware Indonesia Tbk(a)	2,612,451
TEXTILES, APPAREL & LUXURY GOODS—4.1%
39,842,500	PT Sepatu Bata Tbk(a)	3,501,468
TRADING COMPANIES & DISTRIBUTORS-2.9%
6,843,000	PT AKR Corporindo Tbk(a)	2,465,723
	Total Indonesia (cost $68,713,084)	87,410,524
SINGAPORE—9.5%
DISTRIBUTORS—9.5%
285,000	Jardine Cycle & Carriage Limited (cost $5,207,735)(a)(d)	8,142,640
	Total Long-Term Equity Securities (cost $73,920,819)	95,553,164
RIGHTS—0.0%
8,868,078	Bank Permata Tbk PT(a)(b)	13,116
	Total Rights Securities (cost $0)	13,116
	Total Equity Securities (cost $73,920,819)	95,566,280
Principal Amount (000’s)
SHORT-TERM INVESTMENT—2.3%
UNITED KINGDOM—2.3%
$1,992	Citibank London, overnight deposit, 0.03%, 01/02/14 (cost $1,992,000)	1,992,000
	Total Investments—113.6% (cost $75,912,819)	97,558,280
	Liabilities in Excess of Cash and Other Assets—(13.6)%	(11,699,396)
	Net Assets—100.0%	$ 85,858,884

(a)         Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Directors. (See Note 2).

(b)        Non-income producing security.

(c)         UK listed security, but majority of the securities business is conducted in Indonesia.

(d)        Singapore listed security, but majority of the securities business is conducted in Indonesia.

See Notes to Financial Statements.

6	Aberdeen Indonesia Fund, Inc.

Statement of Assets and Liabilities

As of December 31, 2013

Assets
Investments, at value (Cost $75,912,819)	$ 97,558,280
Cash	706
Prepaid expenses	14,809
Total assets	97,573,795

Liabilities
Dividends and distributions (Note 2)	11,328,515
Investment advisory fees payable (Note 3)	254,657
Investor relations fees payable (Note 3)	15,273
Directors’ fees payable	12,084
Administration fees payable (Note 3)	4,999
Accrued expenses and other liabilities	99,383
Total liabilities	11,714,911

Net Assets	$85,858,884

Net Assets consist of
Capital stock, $0.001 par value (Note 5)	$ 9,485
Paid-in capital	63,297,278
Undistributed net investment income	35,320
Accumulated net realized gain on investments and foreign currency related transactions	871,340
Net unrealized appreciation on investments and foreign currency translation	21,645,461
Net Assets applicable to shares outstanding	$85,858,884
Net asset value per share, based on 9,485,247 shares issued and outstanding	$ 9.05

See Notes to Financial Statements.

Aberdeen Indonesia Fund, Inc.	7

Statement of Operations

For the Year Ended December 31, 2013

Investment Income

Income:
Dividends and other income	$ 2,702,664
Less: Foreign taxes withheld	(424,553)
Total investment income	2,278,111

Expenses:
Investment advisory fees (Note 3)	1,149,816
Directors’ fees and expenses	139,751
Custodian’s fees and expenses	124,731
Reports to shareholders and proxy solicitation	60,751
Investor relations fees and expenses (Note 3)	57,894
Transfer agent’s fees and expenses	33,520
Independent auditor’s fees and expenses	32,900
Administration fees (Note 3)	29,998
Legal fees and expenses	29,795
Insurance expense	28,065
Miscellaneous	19,180
Total expenses	1,706,401

Net investment income	571,710

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Related Transactions
Net realized gain/(loss) on:
Investment transactions	11,690,595
Foreign currency transactions	8,718
Net change in unrealized depreciation of investments and foreign currency translation	(35,998,367)
Net realized and unrealized loss on investments and foreign currency transactions	(24,299,054)
Net Decrease in Net Assets Resulting from Operations	$ (23,727,344)

See Notes to Financial Statements.

8	Aberdeen Indonesia Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$ 571,710	$ 1,136,885
Net realized gain on investments and foreign currency related transactions	11,699,313	20,006,901
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(35,998,367)	866,663
Net increase/(decrease) in net assets resulting from operations	(23,727,344)	22,010,449

Dividends and distributions to shareholders from:
Net investment income	(613,695)	(922,815)
Net realized gain on investments	(12,857,062)	(19,627,948)
Total dividends and distributions to shareholders	(13,470,757)	(20,550,763)

Capital share transactions:
Issuance of 1,213,325 and 0 shares due to stock distribution (Note 5)	15,081,631	–
Total increase/(decrease) in net assets resulting from operations	(22,116,470)	1,459,686

Net Assets
Beginning of year	107,975,354	106,515,668
End of year*	$85,858,884	$107,975,354

*                   Includes undistributed net investment income of $35,320 and $68,586, respectively.

See Notes to Financial Statements.

Aberdeen Indonesia Fund, Inc.	9

Financial Highlights

	For the Fiscal Years Ended December 31,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE(a)
Net asset value, beginning of year	$13.05	$12.88	$14.39	$10.17	$5.68
Net investment income	0.06	0.14	0.16	0.07	0.06
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(2.54)	2.51	(0.51)	5.19	5.63 (b)
Net increase/(decrease) in net assets resulting from operations	(2.48)	2.65	(0.35)	5.26	5.69
Dividends and distributions to shareholders:
Net investment income	(0.06)	(0.11)	(0.17)	(0.07)	(0.03)
Net realized gain	(1.36)	(2.37)	(0.99)	(0.97)	(1.17)
Total dividends and distributions to shareholders	(1.42)	(2.48)	(1.16)	(1.04)	(1.20)
Anti-dilutive impact due to stock distribution	(0.10)	—	—	—	—
Net asset value, end of year	$9.05	$13.05	$12.88	$14.39	$10.17
Market value, end of year	$8.26	$11.67	$11.78	$13.31	$9.50

Total Investment Return Based on:(c)
Market value	(17.42% )	19.00%	(3.05% )	51.35%	107.82%
Net asset value	(19.09% )	21.71%	(1.95% )	52.85%	99.76%

Ratio/Supplementary Data
Net assets, end of year (000 omitted)	$85,859	$107,975	$106,516	$119,035	$84,135
Average net assets (000 omitted)	$119,507	$118,819	$116,435	$105,572	$67,781
Ratio of expenses to average net assets	1.43%	1.42%	1.43%	1.52%	1.57%
Ratio of net investment income to average net assets	0.48%	0.96%	1.12%	0.54%	0.67%
Portfolio turnover rate	11.97%	16.64%	5.15%	10.20%	88.34%

(a)	Based on average shares outstanding.
(b)	The investment adviser fully reimbursed the Fund for a loss on a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced the amount by $0.02.
(c)

Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

See Notes to Financial Statements.

10	Aberdeen Indonesia Fund, Inc.

Notes to Financial Statements

December 31, 2013

1. Organization

Aberdeen Indonesia Fund, Inc. (the “Fund”) was incorporated in Maryland on January 8, 1990 and commenced investment operations on March 9, 1990. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end, management investment company. The Fund trades on the NYSE MKT under the ticker symbol “IF”.

The Fund seeks long-term capital appreciation as a primary objective and income as a secondary objective by investing primarily in Indonesian equity and debt securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

(a) Security Valuation:

The Fund is required to value its securities at fair market value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotation is not readily available or is deemed unreliable (for reasons other than because the foreign exchange on which they trade closed prior to the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee (which is appointed by the Board of Directors), taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable input, including adjusted quoted prices in active markets for identical assets and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Aberdeen Indonesia Fund, Inc.	11

Notes to Financial Statements (continued)

December 31, 2013

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments carried at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at value	Level 1	Level 2	Level 3	Balance as of 12/31/2013
Long-Term Investments
Beverages	$4,387,839	$–	$–	$4,387,839
Commercial Banks	17,818,699	2,855,717	–	20,674,416
Food Products	7,544,149	–	–	7,544,149
Personal Products	4,086,286	–	–	4,086,286
Pharmaceuticals	1,941,249	–	–	1,941,249
Other	–	56,919,225	–	56,919,225
Rights	–	13,116	–	13,116
Short-Term Investments	–	1,992,000	–	1,992,000
Total	$35,778,222	$61,780,058	$–	$97,558,280

Amounts listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. As described above, certain foreign securities are valued utilizing valuation factors provided by an independent pricing service to reflect any significant market movements between the time foreign markets close and the time the Fund values such securities and the earlier closing of foreign markets for some securities. The utilization of valuation factors may result in transfers between Level 1 and Level 2. For the year ended December 31, 2013, securities issued by PT Bank Permata Tbk and Petra Foods Limited, in the amount of $8,116,369 and $2,444,439 respectively, transferred from Level 2 to Level 1 because there was not a valuation factor applied at December 31, 2013. For the year ended December 31, 2013, the security issued by PT Sepatu Bata Tbk, in the amount of $3,287, 845, transferred from Level 3 to Level 2 because the security was fair valued by the Fund’s pricing committee using the latest available price with no adjustment and was subsequently exchanged for a new issue that is now using a quoted price from an active market and applying a valuation factor. For the year ended December 31, 2013, there have been no significant changes to the fair valuation methodologies.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 12/31/2012	Accrued discounts/ premiums	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/2013
PT Sepatu Bata Tbk	$2,509,157	$–	$–	$778,688	$–	$–	$–	$(3,287,845)	$–
Total	$2,509,157	$–	$–	$778,688	$–	$–	$–	$(3,287,845)	$–

(b) Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co. (“BBH & Co.”), the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c) Foreign Currency Translations:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

12	Aberdeen Indonesia Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2013

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(I)             market value of investment securities, other assets and liabilities at the rate of exchange at the Valuation Time; and

(II)          purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. When the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions and Investment Income:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and wash sales.

(f) Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four years up to the year ended December 31, 2013 are subject to such review.

3. Agreements and Transactions with Affiliates and Other Service Providers

(a) Investment Adviser:

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment adviser with respect to all investments. AAMAL is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAMAL receives as compensation for its advisory services from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $50 million of the Fund’s average weekly net assets, 0.95% of the next $50 million and 0.90% of amounts above $100 million. For the year ended December 31, 2013, AAMAL earned $1,149,816 for advisory services to the Fund.

(b) Fund Administration:

BBH & Co. is the U.S. Administrator for the Fund and certain other funds advised by AAML and its affiliates (collectively the “Funds”). The Funds pay BBH & Co. a monthly administration and fund accounting

Aberdeen Indonesia Fund, Inc.	13

Notes to Financial Statements (continued)

December 31, 2013

service fee at an annual rate of 0.02% of the Funds’ aggregate assets up to $250 million, 0.015% for the next $250 million and 0.01% in excess of $500 million.

The Fund pays its pro rata portion of the fee based on its level of assets with a monthly minimum of $2,500. For the year ended December 31, 2013, BBH & Co. earned $29,998 from the Fund for administrative and fund accounting services.

Please see Note 10, “Subsequent Events” for more information.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the year ended December 31, 2013, the Fund incurred fees of approximately $57,148 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

(d) Director Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the Fund. During the year ended December 31, 2013, 4,356 shares were purchased pursuant to the Directors compensation plan. As of December 31, 2013, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

For the year ended December 31, 2013, Fund purchases and sales of securities, other than short-term investments, were $14,159,431 and $22,963,764, respectively.

5. Capital

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. As of December 31, 2013 there were 9,485,247 common shares issued and outstanding.

On December 7, 2012, the Board of Directors announced that it declared the payment of an elective cash distribution to be paid in the amount of $2.27950 per share of common stock on January 31, 2013 to shareholders of record at the close of business on December 21, 2012. As announced, the distribution was payable in the Fund’s common stock. However, shareholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all stockholders was limited to 20% of the aggregate dollar amount of the total distribution. Because cash distribution requests exceeded this limit, the Fund prorated the cash distribution among all stockholders who made such requests. Shareholders who requested cash distributions received $0.67042 per share or 29.41% of the distribution in cash and received the balance in the Fund’s common stock. For purposes of computing the stock portion of the dividend, the common stock distributed was valued at $12.43 per share, which equaled the average closing price of the Fund’s common shares on the NYSE MKT on January 23, 2013 and the two preceding trading days. Following the closing of the elective cash distribution, the Fund’s number of outstanding shares was 9,485,247.

6. Open Market Repurchase Program

The Board authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value and when the Fund’s shares are trading at a discount to net asset value of 12% or more, subject to intraday fluctuations that may result in repurchases at discounts below 12%. The Board has instructed Fund management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund’s website on a monthly basis. For the year ended December 31, 2013, the Fund did not repurchase shares through this program.

7. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include, among others, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with

14	Aberdeen Indonesia Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2013

respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(b) Risks Associated with Indonesian Markets:

The limited liquidity of the Indonesian and other foreign securities markets may also affect the Fund’s ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, the Fund may be unable to participate in such price increases fully to the extent that it is unable to acquire desired portfolio positions quickly; conversely the Fund’s inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.

The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian and other foreign securities, the purchase and sale prices for such securities and the timing of purchases and sales.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2013 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$76,047,084	$37,273,423	$(15,762,227)	$21,511,196

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	December 31, 2013	December 31, 2012
Distributions paid from:
Ordinary Income	$786,774	$1,222,260
Long-Term Capital Gain	$12,683,983	$19,328,503
Total tax character of distributions	$13,470,757	$20,550,763

At December 31, 2013, the components of accumulated earnings on a tax basis, for the Fund were as follows:

Undistributed Ordinary Income	35,320
Undistributed Long-Term Capital Gains	1,005,605
Other Book/Tax Differences	(134,265)
Unrealized Appreciation	$21,645,461
Total accumulated earnings	$22,552,121

During the year ended December 31, 2013, the Fund did not have any and, therefore, did not utilize any capital loss carryforwards. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Aberdeen Indonesia Fund, Inc.	15

Notes to Financial Statements (concluded)

December 31, 2013

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the year ended December 31, 2013, $8,719 has been reclassified to undistributed net investment income from accumulated net realized gain on investments and foreign currency related transactions as a result of permanent differences primarily attributable to foreign currency.. These reclassifications have no effect on net assets or net asset values per share.

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financials statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2013.

On December 10, 2013, the Board of Directors approved a transition of services from BBH & Co., the Fund’s administrator and custodian, to AAMI and State Street Bank and Trust Company (“State Street”). AAMI was approved as the Fund’s administrator pursuant to an Administration Agreement between the Fund and AAMI, under which the Fund will pay AAMI 0.08% of the Fund’s average net monthly assets, computed monthly. State Street will serve as the Fund’s sub-administrator pursuant to a Sub-Administration Agreement between AAMI and State Street, under which AAMI will pay State Street a sub-administration fee. The Board approved State Street as the Fund’s custodian, to serve pursuant to a Custodian Agreement between the Fund and State Street. Management anticipates that the transition of services from BBH & Co. to AAMI and State Street will be complete as of April 1, 2014.

16	Aberdeen Indonesia Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Aberdeen Indonesia Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Indonesia Fund, Inc. (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
February 27, 2014

Aberdeen Indonesia Fund, Inc.	17

Tax Information (unaudited)

December 31, 2013

The following information is provided with respect to the distributions paid by The Indonesia Fund, Inc. during the fiscal year ended December 31, 2013:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Net Ordinary Dividends	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
10/18/13	0.22585	0.21861	0.00724	0.017745	0.024985	0.024985	100%
1/17/14	1.19433	1.10366	0.09067	0.017745	0.108415	0.108415	100%

(1)         The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(2)         The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

Supplemental Information

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the “1940 Act”) and the terms of the investment advisory agreement (the “Advisory Agreement”) between the Aberdeen Indonesia Fund, Inc. (the “Fund”) and Aberdeen Asset Management Asia Limited (the “Adviser”) require that, the Advisory Agreement be approved annually at an in-person meeting by the Board of Directors (the “Board”), including a majority of the Directors who have no direct or indirect interest in the Advisory Agreement and are not “interested persons” of the Fund, as defined in the Investment Company Act (the “Independent Directors”).

At its in-person meeting on December 10, 2013, the Board voted unanimously to renew the Advisory Agreement between the Fund and the Adviser. In considering whether to approve the renewal of the Fund’s Advisory Agreement, the Board members received and considered a variety of information provided by the Adviser relating to the Fund, the Advisory Agreement and the Adviser, including comparative performance, fee and expense information of a peer group of funds selected by Strategic Insight Mutual Fund Research and Consulting, LLC (“SI”), an independent third-party provider of investment company data, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Board’s materials also included: (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmark; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the Advisory Agreement to the Adviser; (iv) a report prepared by the Adviser in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board of Directors in considering approval of the investment advisory arrangement under the 1940 Act and Maryland law.

The Board also considered other matters such as: (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies, (iii) the Adviser’s investment personnel and operations, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, and the use, if any, of “soft” commission dollars to pay the Fund’s expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) possible conflicts of interest. Throughout the process, the Board members were afforded the opportunity to ask questions of and request additional information from management.

In addition to the materials requested by the Board in connection with their consideration of the renewal of the Advisory Agreement, it was noted that the Board received materials in advance of each regular

18	Aberdeen Indonesia Fund, Inc.

Supplemental Information (continued)

quarterly meeting that provided information relating to the services provided by the Adviser.

The Independent Directors were advised by separate independent legal counsel throughout the process. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding consideration of the renewal of the Advisory Agreement. In considering whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreement included the factors listed below.

As part of their deliberations, the Board members considered the following:

The nature, extent and quality of the services provided to the Fund under the Agreement. The Board considered the nature, extent and quality of the services provided by the Adviser to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates. The Boards reviewed, among other things, the Advisers’ investment experience. The Board received information regarding the Adviser’s compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Adviser. The Board also considered the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. In addition, the Board considered the financial condition of the Adviser and ability to provide a high level and quality of service to the Fund. The Board also considered information received from the Fund’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures. The Board also took into account the Adviser’s risk management processes. The Board considered the Adviser’ brokerage policies and practices. Management reported to the Board on, among other things, its business plans and organizational changes. The Board also took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

Investment performance of the Fund and the Adviser. The Board received and reviewed with management, among other performance data, information compiled by SI as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”).

The Board received and considered: information for the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark; the Fund’s share performance and premium/discount information; and the impact of foreign currency movements on the Fund’s performance. The Board also received and reviewed information as to the Fund’s total return against its Morningstar Group average and other comparable Aberdeen-managed funds and segregated accounts. The Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. The Board also reviewed information as to the Fund’s discount/premium ranking relative to its Morningstar Group. The Board took into account management’s discussion of the Fund’s performance, including that the Fund’s annualized net total return was below the median of the peers in the Fund’s Morningstar Group for the one- and three- year periods ended September 30, 2013 and above the median for the five- and ten- year periods ended September 30, 2013. The Fund’s annualized net total returns for the one- , three- and five- year periods ended September 30, 2013 were above those of the Fund’s benchmark, the MSCI Indonesia Investable Market Index, but was below the return of the benchmark for the 10-year period ended September 30, 2013.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationships with the Fund. The Board reviewed with management the effective annual management fee rate paid by the Fund to the Adviser for investment management services. Additionally, the Board received and considered information compiled at the request of the Fund by SI, comparing the Fund’s effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (the “Peer Group”). The Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets. Management noted that due to the unique strategy and structure of the Fund, Aberdeen currently does not have any closed-end funds that are directly comparable to the Fund. Management provided to the Board the annual fee schedules, payable monthly, for each US closed-end, country-specific equity fund managed by AAMAL. Although there were no other substantially similar Aberdeen-advised US vehicles against which to compare advisory fees, the Adviser provided information for other Aberdeen products with similar investment strategies to those of the Fund where available. In evaluating the Fund’s advisory fees, the Board took into account the demands, complexity and quality of the investment management of the Fund.

In addition to the foregoing, the Board considered the Fund’s fees and expenses as compared to its Peer Group, consisting of closed-end funds in the Fund’s Morningstar expense category as compiled by SI, which

Aberdeen Indonesia Fund, Inc.	19

Supplemental Information (concluded)

indicated that the Fund’s effective management fee rate (computed based on average managed assets for the six months ended June 30, 2013, and which reflects both the advisory fee and the current administration fee) was below the median expense ratio of its Peer Group; and, the Fund’s annualized net total expense ratio based on average net assets for the six months ended June 30, 2013 was below the median of the Peer Group.

Economies of Scale. The Board took into account management’s discussion of the Fund’s management fee structure. The Board determined that the management fee structure for the Fund was reasonable and reflected economies of scale being shared between each of the Fund and the Adviser and that an increase in the size of the Fund’s portfolio would add to these economies of scale. This determination was based on various factors, including that the Fund’s management fee schedule provides breakpoints at higher asset levels to adjust for anticipated economies in the event of asset increase, and how the Fund’s management fees compare relative to its Peer Group at higher asset levels.

The Board also considered other factors, which included but were not limited to the following:

•      the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•      whether the Fund has operated in accordance with its investment objective, the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Adviser.

•      the nature, quality, cost and extent of administrative services performed by Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Adviser, under a separate agreement covering administrative services.

•      so-called “fallout benefits” to the Adviser or AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Fund’s securities transactions or reputational and other indirect benefits. The Board considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Board, and the Board’s Independent Directors voting separately, approved the Fund’s Agreement for an additional one-year period.

20	Aberdeen Indonesia Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, ages, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information
as of December 31, 2013

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Independent Directors
Enrique R. Arzac c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1941	Chairman of the Board of Directors, Nominating Committee Chairman and Audit and Valuation Committee Member	Since 2000; Chairman since 2005; current term ends at the 2015 annual meeting	Mr. Arzac is a Professor of Finance and Economics at Columbia University (education). He has served in this position since 1971.	5

Director of The Adams Express Company since 1983; Director of Petroleum and Resources Corporation, since 1987; Director of Mirae Asset Management since 2010; Director of Credit Suisse Funds since 1990.

James Cattano 1366 Wood Duck Trail Naples, FL 34108 Year of Birth: 1943	Director, Audit and Valuation Committee Chairman and Nominating Committee Member and Cost Review Committee	Since 2007; current term ends at the 2016 annual meeting	Mr. Cattano is the President of Costal Trade Corporation (international commodity trade) since October 2011. Previously, he was the President of Primary Resources Inc. (agricultural and raw materials) from 1996 to 2011.	5	Director of Credit Suisse Asset Management Income Fund, Inc. since 2006; and Director of Credit Suisse High Yield Bond Fund since 2006.

Lawrence J. Fox c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1943	Director, Nominating Committee Member	Since 2000; current term ends at the 2014 annual meeting	Mr. Fox has been a Partner at Drinker Biddle & Reath LLP (law firm) since 1972. He has also been a Lecturer at Yale Law School (education) since 2009.	4	Director of Credit Suisse Asset Management Income Fund, Inc. since 1990; Director of Credit Suisse High Yield Bond Fund since 2001; and Director of Dynasil Corp of America since 2011.

Steven Rappaport c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1948	Director, Audit and Valuation, Nominating, and Cost Review Committee Member	Since 2005; current term ends at the 2015 annual meeting	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	5	Director of iCAD, Inc., since 2006; Director of Credit Suisse Funds; Director of Credit Suisse Asset Management Income Fund Inc. since 2005 and Credit Suisse High Yield Bond Fund since 2005.

*                   Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds and Aberdeen Funds have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Adviser, and may thus be deemed to be part of the same “Fund Complex.”

Aberdeen Indonesia Fund, Inc.	21

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During Past Five Years
Officers
Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1973	President	Since July 2009

Currently, Group Head of Product Development of Aberdeen Asset Management PLC and Director of Aberdeen Asset Managers Limited since 2010. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) of AAMI.

Jeffrey Cotton* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President – Compliance	Since March 2011

Currently, Vice President and Head of Compliance – Americas for AAMI. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Andrea Melia* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Chief Financial Officer	Since November 2009

Currently, Vice President and Head of Fund Administration US for AAMI (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Megan Kennedy* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since July 2009

Currently, Head of Product Management for AAMI (since 2009.) Ms. Kennedy joined AAMI in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Alan Goodson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since July 2009

Currently, Head of Product US, overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of AAMI and joined Aberdeen in 2000.

Joanne Irvine* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1968	Vice President	Since July 2009	Currently, Head of Emerging Markets Ex. Asia on the global emerging markets equities team in London (since 1997). Ms. Irvine joined Aberdeen in 1996 in a group development role.

22	Aberdeen Indonesia Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During Past Five Years
Devan Kaloo* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1972	Vice President	Since July 2009

Currently, Head of Global Emerging Markets (since 2005). Mr. Kaloo joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

Jennifer Nichols* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since July 2009

Currently, Global Head of Legal for Aberdeen (2012). Ms. Nichols serves as a Director and Vice President for AAMI since 2010.She previously served as Head of Legal – Americas from 2010-2012. She joined AAMI in October 2006.

Nick Robinson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since June 2011

Currently, Director and Head of Brazilian Equities, of Aberdeen’s operations in São Paulo. Nick joined Aberdeen in 2000 and spent eight years on the North American Equities desk, including three years based in Aberdeen’s US offices. In 2008 he returned to London to join the global emerging markets equities team. Mr. Robinson relocated to São Paulo in 2009.

Lucia Sitar* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since July 2009	Currently, Managing U.S. Counsel for AAMI. Ms. Sitar joined AAMI in July 2007.

Hugh Young** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1958	Vice President	Since July 2009

Mr. Young is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC. He has been Managing Director of Aberdeen Asset Management Asia Limited (“AAMAL”), since 1991. Mr. Young also served as a Director of Aberdeen Asset Managers (C.I.) Limited from 2000 to June 2005 and a Director of AAMAL since 2000.

Sharon Ferrari* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since June 2011	Currently, Senior Fund Administration Manager for AAMI. She joined AAMI as a Senior Fund Administrator in 2008. Prior to joining AAMI, she was an Accounting Analyst at Delaware Investments.

Aberdeen Indonesia Fund, Inc.	23

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During Past Five Years
Heather Hasson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since March 2012	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Hasson joined AAMI as a Fund Administrator in November 2006.

*      As of December 2013, Messrs. Pittard, Cotton, Goodson, Kaloo, and Robinson and Mses. Nichols, Irvine, Melia, Kennedy, Sitar, Ferrari and Hasson hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Singapore Fund Inc., The India Fund Inc., The Asia-Tigers Fund Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds and the Aberdeen Funds each of which may also be deemed to be a part of the same “Fund Complex.”

**     Mr. Young serves as an Interested Director on the Aberdeen Australia Equity Fund, Inc. and The India Fund, Inc. which has a common investment manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the investment manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

+     Officers hold their position with the Fund until a successor has been duly elected and qualified. Officers are elected annually by the Board.

24	Aberdeen Indonesia Fund, Inc.

Corporate Information

Directors	Administrator & Custodian
Enrique R. Arzac, Chairman	Brown Brothers Harriman & Co.
James J. Cattano	40 Water Street
Lawrence J. Fox	Boston, MA 02109
Steven N. Rappaport
Shareholder Servicing Agent
Officers	Computershare Trust Company, N.A.
Christian Pittard, President	P.O. Box 30170
Jeffrey Cotton, Vice President and Chief Compliance Officer	College Station, TX 77842-3170
Andrea Melia, Treasurer and Chief Financial Officer
Megan Kennedy, Vice President and Secretary	Independent Registered Public Accounting Firm
Alan Goodson, Vice President	PricewaterhouseCoopers LLP
Joanne Irvine, Vice President	300 Madison Avenue
Devan Kaloo, Vice President	New York, NY 10017
Jennifer Nichols, Vice President
Nick Robinson, Vice President	Legal Counsel
Lucia Sitar, Vice President	Willkie Farr & Gallagher LLP
Hugh Young, Vice President	787 Seventh Avenue
Sharon Ferrari, Assistant Treasurer	New York, NY 10019
Heather Hasson, Assistant Secretary
Investor Relations
Investment Adviser	Aberdeen Asset Management Inc.
Aberdeen Asset Management Asia Limited	1735 Market Street, 32nd Floor
21 Church Street	Philadelphia, PA 19103
#01-01 Capital Square Two	1-866-839-5205
Singapore 049480	InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Indonesia Fund, Inc. are traded on the NYSE MKT Exchange under the symbol “IF”. Information about the Fund’s net asset value and market price is available at www.aberdeenif.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Indonesia Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

We discover more.

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At Aberdeen, our equity teams make a point of meeting every company in whose shares we might look to invest. From Japan to Singapore, from China to Vietnam, we go wherever is required to get to know companies on-the-ground, face-to-face. Which is how we have built a strong record of investing in quality Asian companies.

We believe the Asia-Pacific region represents one of the world’s strongest growing economic regions and the prospects for income and appreciation have rarely looked better.

Speak with your financial advisor or wealth manager today about potential Asian investment opportunities.

For more information, contact our Investor Relations team at 866-839-5205 or e-mail us at Investor Relations@aberdeen-asset.com.

www.aberdeen-asset.us/cef

This is for informational purposes only; the Fund neither endorses other Aberdeen closed-end funds nor adopts any information regarding those funds.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries. Concentrating investments in the Asia-Pacific region subjects the fund to more volatility and greater risk of loss than geographically diverse funds.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Limited, Aberdeen Asset Management Limited and Aberdeen Asset Management Asia Limited, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

Item 2. Code of Ethics.

As of December 31, 2013, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”).  During the period covered by this report, there were no material changes to the Code of Ethics.  During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.  A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that each of the following members of the Board’s Audit and Valuation Committee qualifies as an “Audit Committee Financial Expert,” as that term is defined in Item 3 of Form N-CSR: Enrique R. Arzac and Steven N. Rappaport.  Mr. Arzac and Mr. Rappaport are both considered by the Board to be “Independent Directors,” as that term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)         through (d).  Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit Related Fees	(c) [1] Tax Fees	(d) All Other Fees
December 31, 2013	$29,200	$0	$3,700	$0
December 31, 2012	$29,200	$0	$3,700	$0

1                  Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(e) Below are the Registrant’s Pre-Approval Policies and Procedures

(1)         The  Registrant’s audit committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.  The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the

Registrant and to consider whether such services are consistent with the independent auditor’s independence.

(2)         None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not Applicable.

(g) Non-Audit Fees

The aggregate fees billed by PwC for non-audit services rendered to the Registrant, the Registrant’s Investment Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the Investment Adviser that provided ongoing services to the Registrant (“Covered Service Providers”) for the fiscal year ended December 31, 2013 was $848,990.  The aggregate fees billed by PWC for non-audit services rendered to the Registrant, the Investment Adviser and any Covered Service Providers for the fiscal year ended December 31, 2012 was $2,258,569.

(h) The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 –           Audit Committee of Listed Registrants.

(a)                        The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended December 31, 2013, the audit committee members were:

Enrique R. Arzac

James J. Cattano

Steven N. Rappaport

(b)                     Not applicable.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Adviser, provided that the Registrant's Board of Directors has the opportunity to periodically review the Investment Adviser's proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Investment Adviser are included as Exhibit (d).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of March 6, 2014.

Individual & Position	Services Rendered	Past Business Experience
Hugh Young Managing Director	Responsible for equities globally from the Singapore office.

Hugh Young set up the Singapore office in 1992 as the Group's Asia-Pacific headquarters. He is also head of equities globally and a member of the executive committee responsible for day-to-day running of our parent company, Aberdeen. Hugh has over 25 years' experience in investment management and has managed the Group's Asian assets since 1985, including award-winning mutual funds and closed-end funds. Before joining Aberdeen, his career included posts at Fidelity International and MGM Assurance.

James Thom Investment Manager Equities - Asia	Responsible for investment management on the Asian equities team.

James Thom is an Investment Manager on the Asian Equities Team. James joined Aberdeen in 2010 from Actis, an Emerging Markets Private Equity firm, based in Singapore and covering Southeast Asia.  James graduated with an MBA from INSEAD, an MA from Johns Hopkins University and a BSc from University College London.

Christopher Wong Senior Investment Manager Equities - Asia	Responsible for Asian equities portfolio management.

Christopher Wong is a Senior Investment Manager on the Asian Equities Team. Chris joined Aberdeen in 2001 in the Private Equity Team and transferred to the Asian Equities Team in 2002. Previously, Chris worked for Andersen Corporate Finance as an Associate Director advising clients on mergers and acquisitions in South East Asia. Chris graduated with a BA in Accounting and Finance from Heriot-Watt University, Edinburgh.

Bharat Joshi Investment Manager Equities - Asia	Responsible for investment management on the Asian equities team.

Bharat Joshi is an Investment Manager on the Malaysian Equities Team. Bharat joined Aberdeen in 2007 from Credit Suisse where he was a junior research analyst with Credit Suisse. Bharat graduated with a BSc in Mathematics, Operational Research, Statistics and Economics from the University of Warwick.

Kristy Fong Senior Investment Manager Equities - Asia	Responsible for investment management on the Asian and global emerging markets equities team.

Kristy Fong is an Investment Manager on the Asian Equities Team.  Kristy joined Aberdeen in 2004 from UOB KayHian Pte Ltd where she was an analyst.  Kristy graduated with a BA (Hons) in Accountancy from Nanyang Technological University, Singapore.

(a)(2)  The information in the table below is as of December 31, 2013.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Hugh Young	Registered Investment Companies	19	$14,439.55	0	$0
	Pooled Investment Vehicles	80	$62,896.56	2	$192.61
	Other Accounts	132	$46,010.98	15	$4,158.21
James Thom	Registered Investment Companies	19	$14,439.55	0	$0
	Pooled Investment Vehicles	80	$62,896.56	2	$192.61
	Other Accounts	132	$46,010.98	15	$4,158.21

Christopher Wong	Registered Investment Companies	19	$14,439.55	0	$0
	Pooled Investment Vehicles	80	$62,896.56	2	$192.61
	Other Accounts	132	$46,010.98	15	$4,158.21

Bharat Joshi	Registered Investment Companies	19	$14,439.55	0	$0
	Pooled Investment Vehicles	80	$62,896.56	2	$192.61
	Other Accounts	132	$46,010.98	15	$4,158.21

Kristy Fong	Registered Investment Companies	19	$14,439.55	0	$0
	Pooled Investment Vehicles	80	$62,896.56	2	$192.61
	Other Accounts	132	$46,010.98	15	$4,158.21

Total assets are as of December 31, 2013 and have been translated to U.S. dollars at a rate of £1.00 = $1.66.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen Asset Management PLC’s (“Aberdeen”) remuneration policies are designed to support its business strategy, as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for its clients and shareholders.  Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, the Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of December 31, 2013
Hugh Young	None
James Thom	None
Christopher Wong	None
Bharat Joshi	None
Kristy Fong	None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
January 1, 2013 through January 31, 2013	0	0	0	827,192
February 1, 2013 through February 28, 2013	0	0	0	827,192
March 1, 2013 through March 31, 2013	0	0	0	827,192
April 1, 2013 through April 30, 2013	0	0	0	827,192
May 1, 2013 through May 31, 2013	0	0	0	827,192
June 1, 2013 through June 30, 2013	0	0	0	827,192
July 1, 2013 through July 31, 2013	0	0	0	827,192
August 1, 2013 through August 31, 2013	0	0	0	827,192
September 1, 2013 through September 30, 2013	0	0	0	827,192
October 1, 2013 through October 31, 2013	0	0	0	827,192
November 1, 2013 through November 30, 2013	0	0	0	827,192
December 1, 2013 through December 31, 2013	0	0	0	827,192
Total	0	0	0	-

1  The plan was authorized on December 6, 2011.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. The plan does not have an expiration date.  The number of shares in columns (c) and (d) represent the aggregate number of shares purchased under the plan at each month end and the total number of shares that may still be purchased under the plan at each month end, respectively.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended December 31, 2013, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         It is the conclusion of the Registrant's principal executive officer and principal financial officer that the effectiveness of the Registrant's current disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30a-3(c)) (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)         There have been no changes in the Registrant's internal control over financial reporting that occurred during the Registrant’s second fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics of the Registrant as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(c)	Proxy Voting Policy of Registrant.

(d)	Proxy Voting Policies and Procedures of Investment Adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Indonesia Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Indonesia Fund, Inc.

Date:	March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Indonesia Fund, Inc.

Date:	March 6, 2014

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Indonesia Fund, Inc.

Date:	March 6, 2014

EXHIBIT LIST

12(a)(1) – Code of Ethics

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c) – Registrant’s Proxy Voting Policies

12(d) –Investment Adviser’s Proxy Voting Policies